Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of CMR Mortgage Fund II, LLC (the “Company”), on Form 10-Q for the quarter ended March 31, 2008 (the “Report”), I, James Gala, Chief Executive Officer of California Mortgage and Realty, Inc., the manager of the Registrant, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)                                  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: October 1, 2008	/s/ James Gala
James Gala

Chief Executive Officer and Chief Financial Officer of
California Mortgage and Realty, Inc., the Manager of
the Registrant